                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /
Check the appropriate Box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           FIRST STERLING BANKS, INC.
                           --------------------------
                (Name of Registrant as Specified in its Charter)

                (Name(s) of Person(s) Filing Proxy Statement, if
                           other than the Registrant)

                    -----------------------------------------

    Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ______________________________________________________________________


    (2) Aggregate number of securities to which transaction applies:

        ______________________________________________________________________


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ______________________________________________________________________


    (5) Total fee paid:

        ______________________________________________________________________

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

        ______________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ______________________________________________________________________

    (3) Filing Party:

        ______________________________________________________________________

    (4) Date Filed:

        ______________________________________________________________________

                             FIRST STERLING BANKS, INC.
                                1200 BARRETT PARKWAY
                              KENNESAW, GEORGIA  30144
                              TELEPHONE: (770) 499-2265
                             FACSIMILE:  (770) 499-7229



                                    April 29, 1999




To the Shareholders of
First Sterling Banks, Inc.


The Annual Meeting of Shareholders of First Sterling Banks, Inc. will be held at The Ashford Club, 400 Perimeter Center Terrace, 10th Floor, Atlanta, Georgia, 30346, on May 26, 1999, at 5:00 o'clock p.m. local time.

A reception will be held immediately following the business session for all of our shareholders including the former shareholders of Georgia Bancshares. We completed our merger with Georgia Bancshares on April 23 and we are happy to welcome Community Bank of Georgia into our banking family. Our directors, officers, attorneys and auditors will be available at the reception to discuss all aspects of the Company and to answer any questions you may have.

The items of business scheduled for vote at the meeting are explained in the accompanying Proxy Statement. Even if you are planning to attend the Annual Meeting, please complete the enclosed proxy card and return it to us in the enclosed, self-addressed, stamped envelope. If you attend the Annual Meeting, you may revoke your Proxy and vote in person.

We look forward to seeing you on May 26, 1999, and thank you for being a shareholder.

                                              Sincerely,


                                              /s/ Edward C. Milligan

                                              Edward C. Milligan
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer

                            FIRST STERLING BANKS, INC.
                              1200 BARRETT PARKWAY
                            KENNESAW, GEORGIA  30144


                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Sterling Banks, Inc. will be held at The Ashford Club, 400 Perimeter Center Terrace, 10th Floor, Atlanta, Georgia, 30346, at 5:00 o'clock p.m., local time, on May 26, 1999, for the following purposes:

      1. ELECT CLASS II DIRECTORS. To elect three (3) Class II directors to serve for three-year terms expiring at the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      2. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only shareholders of record at the close of business on April 19, 1999, will be entitled to receive notice of and vote at the Annual Meeting or any adjournments thereof.

      The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at a reconvened meeting following such adjournment.

                                  By Order of the Board of Directors,


                                  /s/ Edward C. Milligan

                                  Edward C. Milligan
                                  Chairman of the Board of Directors
                                  and Chief Executive Officer

Enclosures

April 29, 1999

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                  TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
INTRODUCTION......................................................................................................1
      General.....................................................................................................1
      Record Date, Solicitation and Revocability of Proxies.......................................................1
      Votes Required..............................................................................................2

PROPOSAL - ELECTION OF CLASS II DIRECTORS OF THE COMPANY..........................................................2
      Board of Directors..........................................................................................3
      Board Committees and Attendance.............................................................................6
      Executive Committee ........................................................................................6
      Directors Stock Option Committees...........................................................................6
      Audit Committee.............................................................................................6
      Compensation Committee......................................................................................7
      Reports required by Section 16(a) of the Securities Exchange Act of 1934 (the "Act")........................8
      Certain Transactions........................................................................................8
      Officers....................................................................................................9

EXECUTIVE COMPENSATION............................................................................................9
      Cash Compensation Table.....................................................................................9
      Stock Options..............................................................................................11

AGREEMENTS WITH EXECUTIVES.......................................................................................12
      Company and Westside Bank..................................................................................12
      Eastside Bank..............................................................................................14

DIRECTOR COMPENSATION............................................................................................15
      Westside Bank..............................................................................................15
      Eastside Bank .............................................................................................15
      Company....................................................................................................16

SECURITY OWNERSHIP OF MANAGEMENT.................................................................................16

MISCELLANEOUS....................................................................................................17
      Relationship with Independent Public Accountants...........................................................17
      Solicitation of Proxies....................................................................................17
      2000 Annual Meeting - Shareholder Proposals................................................................17

                           FIRST STERLING BANKS, INC.
                PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 26, 1999

                                 INTRODUCTION

GENERAL

      This Proxy Statement ("Proxy Statement") is being furnished to the shareholders of First Sterling Banks, Inc., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the common stock of the Company ("Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at 5:00 o'clock p.m., local time on May 26, 1999, and at any adjournments thereof ("Annual Meeting").

      At the Annual Meeting, the shareholders of the Company will be asked to: (1) elect three (3) Class II directors each to serve for a three-year term, or until his successor is duly elected and qualified; and (2) transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      This Proxy Statement is dated April 29, 1999, and is first being mailed to the shareholders of the Company on or about April 29, 1999. The 1998 Annual Report to Shareholders of the Company and the Form 10-KSB accompany this Proxy Statement.

      The principal executive offices of the Company are located at 1200 Barrett Parkway, Kennesaw, Georgia 30144, and the telephone number of the Company at such address is (770) 499-2265.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

      The Board of Directors of the Company has fixed the close of business on April 19, 1999, as the record date ("Record Date") for determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 2,635,144 shares of Common Stock outstanding and held by approximately 788 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date.

      Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at the Annual Meeting in accordance with any instructions indicated in such proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDER AS TO

ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

      A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices or revocation and other communications with respect to revocation of proxies should be addressed as follows: First Sterling Banks, Inc., P.O. Box 2147, Marietta, Georgia 30061, Attention: Ms. Barbara J. Bond.

VOTES REQUIRED

      The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is necessary to elect the three (3) nominees for Class II membership on the Board of Directors. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.


           PROPOSAL - ELECTION OF CLASS II  DIRECTORS OF THE COMPANY

      At the Annual Meeting three (3) Class II directors shall be elected each to serve for a three-year term of office or until his successor is duly elected and qualified.

      The Company's Articles of Incorporation divides the Board of Directors of the Company into three classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class will hold office for staggered terms of three (3) years each, after the initial terms of one (1) year, two (2) years and three (3) years respectively. The term of the Class II directors expires at the 1999 Annual Meeting. The Board of Directors has set the number of the Class II directors at three (3). The Board of Directors has nominated the following persons for Class II membership on the Board, and unanimously recommends a vote "FOR" the election of these persons: Christopher H. Burnett, Ted. A. Murphy and Benjamin H. Wofford, M.D. all of whom are currently serving as Class II directors.

      All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the three (3) Class II nominees listed above. In the event that any nominee is unable to serve, the persons designated as proxies will cast votes for such other persons as they may select. The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting at which a quorum is present is required for the election of the nominees listed above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE (3) NOMINEES LISTED ABOVE.

BOARD OF DIRECTORS

      The following table sets forth the name of each current director and each nominee for Class II director of the Company; a description of his position and offices with the Company (other than as a director) and with The Westside Bank & Trust Company ("Westside Bank"), The Eastside Bank & Trust Company ("Eastside Bank"), and Community Bank of Georgia ("Community Bank") if any; a brief description of his principal occupation and business experience during the past five years and certain other information, including his age as of March 31, 1999 and the number of shares of Common Stock beneficially owned by him as of April 19, 1999 as adjusted for the
 .2858 stock split paid on April 22, 1999, and the percentage of the total shares of Common Stock outstanding on such date which such beneficial ownership represents. The table also sets forth the class of each director. The terms of the Class I directors expire at the 2001 Annual Meeting; the terms of the Class II directors expire in 1999 and the terms of the Class III directors expire in 2000.


-----------------------------------------------------------------------------------------------------------------------
       NAME, YEAR FIRST ELECTED                                                                         COMMON STOCK
         TO BOARD OF COMPANY,                          POSITION WITH THE COMPANY AND PRINCIPAL          BENEFICIALLY
               AND CLASS               AGE              OCCUPATION DURING THE PAST FIVE YEARS             OWNED(1)
-----------------------------------------------------------------------------------------------------------------------
The Honorable P. Harris Hines          55         Justice Hines has served as Chairman of the              23,115(2)
(1994)                                            Board of Directors of  Westside Bank since               0.68%
                                                  April 1992.  From January 1, 1983 until July 26,
                                                  1995, Justice Hines served as Judge of the
Class III                                         Superior Court of Cobb County, Georgia. Since
                                                  July 26, 1995, Justice Hines has served as a
                                                  Justice of the Supreme Court of the State of
                                                  Georgia.
-----------------------------------------------------------------------------------------------------------------------
Harry L. Hudson, Jr.                   55         Mr. Hudson is an agent for the State Farm                56,582(3)
(1996)                                            Insurance Company.  Mr. Hudson has been                  1.66%
                                                  associated with State Farm since January 1,
                                                  1970, and he has served as Agent, Agency
Class I                                           Manager and Agency Field Executive.  Mr.
                                                  Hudson is currently serving as Chairman of the
                                                  Board of Directors of Eastside Bank, an office
                                                  he has held since February, 1993.  He has been
                                                  a member of the Board of Eastside Bank since
                                                  its organization in 1990.
-----------------------------------------------------------------------------------------------------------------------
Edward C. Milligan                     54         Mr. Milligan is Chairman of the Board of                 146,861(4)
(1994)                                            Directors, President and Chief Executive Officer         4.22%
                                                  of the Company and has served as President
                                                  and Chief Executive Officer of Westside Bank
Class I                                           since its organization in 1990.  Mr. Milligan has
                                                  served as a Director of Eastside Bank since
                                                  August, 1996.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
       NAME, YEAR FIRST ELECTED                                                                         COMMON STOCK
         TO BOARD OF COMPANY,                          POSITION WITH THE COMPANY AND PRINCIPAL          BENEFICIALLY
               AND CLASS               AGE              OCCUPATION DURING THE PAST FIVE YEARS             OWNED(1)
-----------------------------------------------------------------------------------------------------------------------
John S. Thibadeau, Jr.                 51         Since 1973, Mr. Thibadeau has been President             25,716(5)
(1996)                                            of Deauton Corporation, a real estate                    0.76%
                                                  construction and development firm.  As a
                                                  licensed real estate broker, Mr. Thibadeau is an
Class III                                         officer and principal in Thibadeau-Burton
                                                  Realty and serves as Vice President of
                                                  University Inn Operating Co., a hotel/motel
                                                  management firm.  He served as Chairman of
                                                  the Board of Directors of Eastside Bank from its
                                                  organization until February 1, 1991, and has
                                                  been a member of the Board of Eastside Bank
                                                  since its organization in 1990.
-----------------------------------------------------------------------------------------------------------------------
Benjamin H. Wofford, M.D.              60         Dr. Wofford served as Chairman of the Board              85,550(6)
(1994)                                            of Directors of  Westside Bank from its                  2.51%
                                                  organization until April 1991.  Prior to his
                                                  retirement in 1997, Dr. Wofford, since 1970, had
Class II                                          been a physician specializing in plastic and
Nominee                                           cosmetic surgery in Marietta, Georgia.
-----------------------------------------------------------------------------------------------------------------------
Eugene L. Argo (7)                     66         Mr. Argo has served on the Board of Directors
(1999)                                            of Georgia Bancshares from February 15, 1995
                                                  until its merger with the Company in April of
Class I                                           1999.  Mr. Argo serves as the Chairman of the
                                                  Board of Directors of Community Bank.  For
                                                  the past five years Mr. Argo has been
                                                  President of Stacy's Pharmacy, Inc.  Mr. Argo
                                                  also serves as Vice President of Medical
                                                  Therapies, Inc.
-----------------------------------------------------------------------------------------------------------------------
Ted A. Murphy (8)                      61         Mr. Murphy has served on the Board of
(1999)                                            Directors of Georgia Bancshares from February
                                                  15, 1995 until its merger with the Company in
Class II                                          April of 1999.  Since 1989, Mr. Murphy has
Nominee                                           served as President and Chief Executive Officer
                                                  of Community Bank and has been a member of
                                                  its Board of Directors.
-----------------------------------------------------------------------------------------------------------------------
James L. Armstrong, Jr.(9)             58         Mr. Armstrong has served on the Board of
(1999)                                            Directors of Georgia Bancshares from February
                                                  15, 1995 until its merger with the Company in
Class III                                         April of 1999.  Mr. Armstrong is Vice Chairman
                                                  of the Board of Directors of Community Bank.
                                                  For the past five years, Mr. Armstrong has
                                                  been the owner of Jim Armstrong Insurance
                                                  Agency.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
       NAME, YEAR FIRST ELECTED                                                                         COMMON STOCK
         TO BOARD OF COMPANY,                          POSITION WITH THE COMPANY AND PRINCIPAL          BENEFICIALLY
               AND CLASS               AGE              OCCUPATION DURING THE PAST FIVE YEARS             OWNED(1)
-----------------------------------------------------------------------------------------------------------------------
Christopher H. Burnett                 37         Mr. Burnett is a member of the Board of                  39,086(10)
(1999)                                            Directors of Eastside Bank and since January             1.14%
                                                  1998 he has served as its President and CEO.
Class II                                          From 1991 to 1998, Mr. Burnett served as
Nominee                                           Senior Vice President and Senior Lending and
                                                  Credit Officer for First Bank of Georgia in East
                                                  Point.
-----------------------------------------------------------------------------------------------------------------------

NOTES TO TABLE
--------------

(1) The information shown above is based upon information forwarded to the Company by the named persons. For the purposes of this table, the term "beneficial ownership" is used as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). Under applicable SEC rules the number of outstanding shares of common stock used in the computation of the "Percent of Class" includes currently exercisable stock options owned by the shareholder.

(2) Includes 15,815 shares of Common Stock obtainable upon the exercise of options.

(3) Includes 12,858 shares of Common Stock obtainable upon the exercise of options and 25,716 shares held as joint tenant with spouse.

(4) Includes 94,326 shares of Common Stock obtainable upon the exercise of the options and 800 shares held by Mr. Milligan's minor child.

(5) Includes 12,858 shares of Common Stock obtainable upon the exercise of options.

(6) Includes 15,815 shares of Common Stock obtainable upon the exercise of options and 15,815 shares held as joint tenant with spouse.

(7) As a result of the merger of Georgia Bancshares and the Company on April 23, 1999, Mr. Argo has a right to receive 84,207 shares of Company stock in exchange for his shares of Georgia Bancshares stock. As a result of the merger, Mr. Argo's option to purchase 6,114 shares of Georgia Bancshares stock was converted to options to purchase the same number of shares of Company stock.

(8) As a result of the merger of Georgia Bancshares and the Company on April 23, 1999, Mr. Murphy has a right to receive 20,000 shares of Company stock in exchange for his shares of Georgia Bancshares stock. As a result of the merger, Mr. Murphy's option to purchase 8,614 shares of Georgia Bancshares stock was converted to options to purchase the same number of shares of Company stock.

(9) As a result of the merger of Georgia Bancshares and the Company on April 23, 1999, Mr. Armstrong has a right to receive 62,290 shares of Company stock in exchange for his shares of Georgia Bancshares stock. As a result of the merger, Mr. Armstrong's option to purchase 6,114 shares of Georgia Bancshares stock was converted to options to purchase the same number of shares of Company stock.

(10) Includes 28,544 shares of common stock obtainable upon the exercise of options and 2,828 shares held by spouse.

BOARD COMMITTEES AND ATTENDANCE

      The business and affairs of the Company are under the direction of the Company's Board of Directors.

      During 1998, the Company's Board of Directors held five (5) regular meetings, and all of the Company's directors attended at least 75% of the aggregate meetings of the Company's Board of Directors and the committees thereof on which they sat.

      The Board of Directors of the Company has established an Executive Committee and two Directors Stock Option Committees. In 1997, two additional committees were formed--an Audit Committee and a Compensation Committee.

EXECUTIVE COMMITTEE

      The Executive Committee is authorized to act on behalf of the Board of Directors on all matters that may arise between regular meetings of the Board of Directors upon which the Board of Directors would be authorized to act. The Executive Committee is authorized to nominate members to the Company's Board of Directors and to the various Board committees of the Company. The current members of the Executive Committee are: P. Harris Hines, Harry L. Hudson, Jr., John S. Thibadeau, Jr., Benjamin H. Wofford, and Edward C. Milligan. During 1998, the Executive Committee did not meet.

DIRECTORS STOCK OPTION COMMITTEES

      A directors stock option committee composed of Edward C. Milligan, Harry L. Hudson, Jr., and John S. Thibadeau, Jr. has been appointed to administer the 1995 Directors Stock Option Plan under which options have been granted to the directors of Westside Bank other than Mr. Milligan. A directors stock option committee composed of Edward C. Milligan, P. Harris Hines and Benjamin H. Wofford has been appointed to administer the 1997 Directors Stock Option Plan under which options have been granted to the directors of Eastside Bank other than Mr. Milligan and Mr. Ernest L. Horn. Each Committee has authority to interpret its respective plan, make grants and determine terms and conditions of grants within the context of the Plan. During 1998, the Directors Stock Option Committees did not meet.

AUDIT COMMITTEE

      The primary functions of the Company's Audit Committee are to see that an audit program is in place to protect the assets of the Company, assure that adequate internal controls exist, and recommend the independent auditors for appointment by the Board of Directors. The current members of the Audit Committee are: P. Harris Hines, Harry L. Hudson, Jr., John S. Thibadeau, Jr. and Benjamin H. Wofford. During 1998, the Audit Committee held one meeting.

COMPENSATION COMMITTEE

      The primary functions of the Compensation Committee are to evaluate and administer the compensation of the Company's Chief Executive Officer and other executive officers and to review the general compensation programs of the Company. The current members of the Compensation Committee are: P. Harris Hines, Harry L. Hudson, Jr., Eugene L. Argo and Benjamin H. Wofford. During 1998, the Compensation Committee did not meet.

REPORTS REQUIRED BY SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "ACT")

      The Securities and Exchange Commission ("SEC") has adopted certain rules and forms under Section 16 of the Act relating to reports concerning stock ownership and transactions by directors, officers, and stockholders who directly or indirectly are the beneficial owners of more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Act ("Principal Shareholders") (these persons are collectively referred to as "Insiders").

      The rules require that any director, officer or Principal Shareholder of a company whose securities are registered under the Act (an "Issuer") file a Form 3, which is an initial statement of beneficial ownership of equity securities, a Form 4 to report any changes in beneficial ownership and a Form 5 within forty-five (45) days after the end of the Issuer's fiscal year to report any securities transactions during the fiscal year that have not previously been reported on a Form 3 or Form 4.

      Any Issuer under the amended rules is required to disclose any known late filings or failures to file by an Insider of any of the reports required by Section 16(a) of the Act. An Issuer does not have any obligation to research or make inquiry regarding delinquent filings, and it may rely on a written representation from the Insider that no Form 5 filing is required.

      Based on a review of Forms 3, 4 and 5 and amendments thereto and certain written representations which have been furnished to the Company for its fiscal year ended December 31, 1998, there were no persons who were subject to Section 16 of the Act who failed to file on a timely basis reports required by Section 16(a) of the Act for such fiscal year.

CERTAIN TRANSACTIONS

      During 1998, Westside Bank and Eastside Bank had outstanding loans directly to or indirectly accruing to the benefit of certain of the then directors, nominees for director, and executive officers of the Company, and their related interests. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. In the opinion of the Company's management, such loans do not involve more than normal risks of collectibility or present other unfavorable features. In the future, both banks expect to have banking transactions in the ordinary course of business with the Company's directors, executive officers and their related interests.

OFFICERS

      The table set forth below shows for each officer of the Company (a) the person's name, (b) his or her age at March 31, 1999, (c) the year he or she was first elected as an officer of the Company, and (d) his or her present positions with the Company and his or her other business experience for the past five years.

------------------------------------------------------------------------------------------------------------------------
                                                   FIRST
                                                   YEAR
            NAME                  AGE             ELECTED                         BUSINESS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------
Edward C. Milligan                54               1994         Mr. Milligan serves as the Chairman of the Board of
                                                                Directors of the Company and as President and Chief
                                                                Executive Officer of the Company and Westside
                                                                Bank.(1)
------------------------------------------------------------------------------------------------------------------------
Barbara J. Bond                   50               1994         Ms. Bond serves as Secretary/Treasurer/Chief
                                                                Financial Officer of the Company.  She serves as
                                                                Executive Vice President, Chief Financial Officer and
                                                                Senior Operations Officer of Westside Bank and has
                                                                served in such capacities since the organization of
                                                                the bank.  Ms. Bond has served as Secretary of
                                                                Westside Bank since September 18, 1991.
------------------------------------------------------------------------------------------------------------------------

NOTE TO TABLE

(1) See "Board of Directors" above for a description of Mr. Milligan's prior business experience.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION TABLE

      No compensation was paid or provided by the Company to its officers in 1998. The cash compensation which has been paid, accrued or awarded by Westside Bank for services rendered in all capacities during the fiscal year ended December 31, 1998 to the chief executive officer of the Company and to the executive officers of its subsidiaries, Westside Bank and Eastside Bank, on December 31, 1998, whose compensation exceeded $100,000.00 are as follows:

                                            SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                    ANNUAL                      LONG-TERM
                                                 COMPENSATION                 COMPENSATION
                                                                                 AWARDS
                                                -------------------------------------------
                                                                               SECURITIES
        NAME AND                                                               UNDERLYING               ALL OTHER
        PRINCIPAL         YEAR              SALARY           BONUS               OPTIONS               COMPENSATION
        POSITION                              ($)             ($)                  (#)                      $
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Edward C. Milligan        1998            142,922.00      56,000.00               ---                   38,413.00(1)
President of the        ------------------------------------------------------------------------------------------------
Company;                  1997            131,672.00      46,200.00            43,717(2)                67,708.00(1)
President/CEO           ------------------------------------------------------------------------------------------------
Westside Bank             1996            122,136.00      42,000.00               ---                    7,882.00(1)
------------------------------------------------------------------------------------------------------------------------
Barbara J. Bond           1998            86,000.00       21,500.00               ---                    7,599.00(3)
Secretary/CFO of the    ------------------------------------------------------------------------------------------------
Company and               1997            77,750.00       18,565.00               ---                   14,174.00(3)
Westside Bank;          ------------------------------------------------------------------------------------------------
Executive Vice            1996            73,583.00       17,390.00               ---                    2,637.00(3)
President
Westside Bank
------------------------------------------------------------------------------------------------------------------------
Michael Henderson         1998            92,500.00       23,125.00               ---                   12,873.00(4)
Executive Vice          ------------------------------------------------------------------------------------------------
President                 1997            88,095.00       20,093.00               ---                   18,988.00(4)
Westside Bank           ------------------------------------------------------------------------------------------------
                          1996            81,500.00       19,270.00               ---                    8,445.00(4)
------------------------------------------------------------------------------------------------------------------------
Christopher Burnett       1998            109,601.00      38,000.00            28,544(2)                15,600.00(5)
President/CEO
Eastside Bank
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

NOTES TO TABLE
--------------

(1) Amounts contributed by Westside Bank during 1996, 1997 and 1998 to Mr. Milligan's account in Westside Bank's 401(k) Plan were $2,381.80, $7,125.00 and $6,500.00 respectively. Mr. Milligan was paid $5,500 in 1996, $2,400 in 1997 and $3,600 in 1998 for his services as a director of Westside Bank. Mr. Milligan was paid $2,000 in 1997 and $3,300 in 1998 for his services as a director of Eastside Bank and $7,800 in 1997 and 1998 for his services as a director of the Company. Westside Bank accrued $17,213.00 as a liability for the account of Mr. Milligan pursuant to a Deferred Compensation Plan in 1998.

(2) Adjusted for 2 for 1 stock split on March 30, 1998 and 0.2858 stock split on April 22, 1999.

(3) Amounts contributed by Westside Bank during 1996, 1997 and 1998 to Ms. Bond's account in Westside Bank's 401(k) Plan were $2,637.00, $4,281.30 and $4,078.00 respectively. Westside Bank accrued $3,521 as a liability for the account of Ms. Bond pursuant to a Deferred Compensation Plan in 1998.

(4) Amounts contributed by Westside Bank during 1996, 1997 and 1998 to Mr. Henderson's account in Westside Bank's 401(k) Plan were $2,445.00, $3,808.13, and $3,607.00 respectively. Westside Bank accrued $3,266 as a liability for the account of Mr. Henderson pursuant to a Deferred Compensation Plan in 1998. Mr. Henderson was paid $6,000 in each year as an automobile allowance.

(5) Mr. Burnett was paid an automobile allowance of $7,200 and directors fees of $8,400 in 1998.

STOCK OPTIONS

      The following table sets forth information in regard to incentive stock options granted to executive officers in 1998 whose compensation exceeded $100,000:


                                 OPTION GRANTS IN LAST FISCAL YEAR
                                       [Individual Grants]
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF             PERCENT OF
                                  SECURITIES            TOTAL OPTIONS
                                  UNDERLYING              GRANTED TO            EXERCISE OR
                                    OPTIONS             EMPLOYEES IN            BASE PRICE           EXPIRATION
           NAME                 GRANTED (#)(1)           FISCAL YEAR             ($/SH)(1)              DATE
-------------------------------------------------------------------------------------------------------------------
Christopher H. Burnett            28,544(1)                 58%                    $9.72             01-04-2008
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

NOTE TO TABLE
-------------

(1) Adjusted for 2 for 1 stock split on March 30, 1998 and 0.2858 stock split on April 22, 1999. The options are vested upon continuous employment with the Company and/or Eastside Bank and/or any subsidiary thereof as follows: one-fifth (1/5) of the shares commencing on the 1st anniversary of January 5, 1998, additional one-fifth (1/5) of shares commencing on the 2nd anniversary of January 5, 1998, additional one-fifth (1/5) of shares commencing on the 3rd anniversary of January 5, 1998, additional one-fifth (1/5) of shares commencing on the 4th anniversary of January 5, 1998, and an additional one-fifth (1/5) of shares commencing on the 5th anniversary of January 5, 1998. The options are immediately vested upon any change in control as defined in Mr. Burnett's Incentive Stock Option Agreement.


      The following table sets forth information in regard to exercise of stock options and the fiscal year-end value of unexercised options for each of the named executives:

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                             AND FY-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                              SECURITIES                 VALUE OF
                                                                              UNDERLYING                UNEXERCISED
                                                                              UNEXERCISED              IN-THE-MONEY
                               NUMBER OF                                      OPTIONS AT                OPTIONS AT
                                SHARES                                        FY-END (#)                FY-END ($)
                              ACQUIRED ON                                    EXERCISABLE/              EXERCISABLE/
         NAME                EXERCISE (#)       VALUE REALIZED ($)         UNEXERCISABLE(1)            UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
Edward C. Milligan               -0-                    -0-                  78,382/15,943           $475,638/$58,900
-----------------------------------------------------------------------------------------------------------------------
Barbara J. Bond                  -0-                    -0-                     37,956                   $279,778
-----------------------------------------------------------------------------------------------------------------------
Christopher H.                   -0-                    -0-                    0/28,544                 $0/$33,300
Burnett
-----------------------------------------------------------------------------------------------------------------------
Michael J.                       -0-                    -0-                     37,956                   $279,778
Henderson
-----------------------------------------------------------------------------------------------------------------------

NOTE TO TABLE
-------------

(1) Adjusted for 2 for 1 stock split on March 30, 1998 and 0.2858 stock split on April 22, 1999. For Mr. Milligan, 13,886 shares of the unexercisable options become exercisable on September 24, 1999, the remaining 2,057 shares are exercisable on September 24, 2000. All options owned by Ms. Bond and Mr. Henderson are exercisable. For Mr. Burnett, options are vested at the rate of 1/5 per year, beginning on January 5, 1999.


                       AGREEMENTS WITH EXECUTIVES

COMPANY AND WESTSIDE BANK

      The Company and Westside Bank have jointly entered into an employment agreement with Edward C. Milligan dated August 16, 1995 whereby Mr. Milligan is employed as the president and chief executive officer of both the Company and Westside Bank. The term of the agreement is a continuing term of two years which is automatically extended each day for an additional day so that the remaining term shall continue to be two years; but either party may by written notice to the other party fix the term to a finite term of two years without further automatic extension commencing with the date of such notice.

      Mr. Milligan's initial base salary was $116,000 per annum. The base salary may be increased from time to time by the boards of directors of the Company and Westside Bank. Mr. Milligan is also entitled to such customary fringe benefits, vacation and sick leave as are consistent with the normal practices and established policies of the Company and Westside Bank and to incentives and discretionary bonuses as may be authorized, declared and paid by the Board of Directors to key management employees. Mr. Milligan shall be entitled to participate in any plan relating to incentive and deferred compensation, stock options, stock purchase, pension, thrift, profit sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Company or Westside Bank adopts for the benefit of its executive employees and for employees generally, subject to the eligibility rules of such plans. Mr. Milligan shall continue to be provided an automobile of a make and model appropriate to his status and he shall be reimbursed reasonable expenses for dues and capital assessments for country and dining club memberships.

      In the event that Mr. Milligan's employment is involuntarily terminated prior to a "change in control," as defined in the employment agreement and discussed generally below, Mr. Milligan shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which he may have against the Company and Westside Bank for contractual damages for breach of the employment agreement, he shall be paid at least the following amounts: a lump sum amount equal to one (1) times the annual base salary paid to him over the previous twelve (12) month period, plus a lump sum amount equal to one (1) times the annual incentive cash bonus paid to him over the previous twelve (12) month period.

      After a change in control has occurred, in the event that Mr. Milligan is terminated "without cause," he shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which Mr. Milligan shall have against the Company and Westside Bank for contractual damages for breach of the employment agreement, he shall be paid the following amounts: a lump sum equal to two (2) times the annual base salary paid to him over the previous twelve (12) month period, plus a lump sum amount equal to two (2) times the annual incentive cash bonus paid to him over the twelve (12) month period.

      In addition, in both cases he shall be entitled to participate for the shorter of a period of twelve (12) months or twenty-four (24) months respectively, from the date of such termination or until such time as the officer is employed by another employer in all welfare benefit plans, practices, policies and programs at least as favorable as the most favorable of such plan, practices, policies and programs in effect at any time during the ninety (90) day period preceding his termination; provided, that in the event the officer is employed by another employer before the end of such time period and the new employer does not provide the same level of welfare benefits that the officer is entitled to under the employment agreement, then the Company and Westside Bank shall provide such supplemental benefits as necessary to ensure that the officer has the same level of welfare benefit coverage.

      After a change in control, if Mr. Milligan voluntarily terminates his employment for good reason (as defined in the employment agreement which includes among other things an adverse change in his status, title, position or responsibilities) he shall be entitled to receive his base compensation, incentive bonus and fringe benefits and participate in all welfare benefit plans up through the date of termination. In addition, he shall receive the following amounts: a lump sum amount equal to two (2) times the annual base salary paid to the officer over the previous twelve (12) month period, plus a lump sum amount equal to two (2) times the annual incentive cash bonus paid to the officer over the previous twelve (12) month period.

      A "change in control" includes: the acquisition by certain persons of beneficial ownership within the meaning of Rule 13d-2 promulgated under the 1934 Act of 20% or more of the voting power of the Company's outstanding voting stock; a change in one-third (1/3) of the Company's board membership unless approved by two-thirds (2/3) of the Company's board; or a merger, consolidation, reorganization, complete liquidation or dissolution involving the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a subsidiary).

EASTSIDE BANK

      Eastside Bank has entered into an employment agreement with Christopher
H. Burnett dated January 5, 1998, whereby Mr. Burnett is employed as the president and chief executive officer of Eastside Bank. The term of the agreement is a continuing term of one year which is automatically extended each day for an additional day so that the remaining term shall continue to be one year; but either party may by written notice to the other party fix the term to a finite term of one year without further automatic extension commencing with the date of such notice.

      Mr. Burnett's initial base salary was $110,000 per annum. The base salary may be increased from time to time by the board of directors of Eastside Bank. Mr. Burnett is also entitled to such customary fringe benefits, vacation and sick leave as are consistent with the normal practices and established policies of Eastside Bank and to incentives and discretionary bonuses as may be authorized, declared and paid by the Board of Directors to key management employees. Mr. Burnett shall be entitled to participate in any plan relating to incentive and deferred compensation, stock options, stock purchase, pension, thrift, profit sharing, group life insurance, medical coverage, disability coverage, education, or other retirement or employee benefits that the Eastside Bank adopts for the benefit of its executive employees and for employees generally, subject to the eligibility rules of such plans. Mr. Burnett shall be paid an automobile allowance of $600.00 per month.

      In the event that Mr. Burnett's employment is involuntarily terminated prior to a "change in control," of the Company as defined in the employment agreement, which is similar to the definition in Mr. Milligan's employment agreement, and discussed generally above, Mr. Burnett shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which he may have against Eastside Bank for contractual damages for breach of employment agreement, he shall be paid at least the following amounts: a lump sum amount equal to fifty percent (50%) of the annual base salary paid to him over the previous twelve (12)-month period, plus a lump sum amount equal to fifty percent (50%) of the annual incentive cash bonus paid to him over the previous twelve (12) month period.

      After a change in control has occurred, in the event that Mr. Burnett is terminated "without cause," he shall be paid his base salary and fringe benefits up through the date of termination. In addition, in full settlement of all claims which Mr. Burnett shall have against Eastside Bank for contractual damages for breach of the employment agreement, he shall be paid the following amounts: a lump sum equal to his annual base salary paid to him over the previous twelve (12)-month period, plus a lump sum amount equal to his annual incentive cash bonus paid to him over the twelve (12)-month period.

      In addition, in both cases he shall be entitled to participate for the shorter of a period of six (6) months or twelve (12) months respectively, from the date of such termination or until such time as the officer is employed by another employer in all welfare benefit plans, practices, policies and programs at least as favorable as the most favorable of such plan, practices, policies and programs in effect at any time during the ninety (90)-day period preceding his termination; provided, that in the event the officer is employed by another employer before the end of such time period and the new employer does not provide the same level of welfare benefits that the officer is entitled to under the employment agreement, then Eastside Bank shall provide such supplemental benefits as necessary to ensure that the officer has the same level of welfare benefit coverage.

      After a change in control, if Mr. Burnett voluntarily terminates his employment for good reason (as defined in the employment agreement which includes, among other things, an adverse change in his status, title, position or responsibilities) he shall be entitled to receive his base compensation, incentive bonus and fringe benefits and participate in all welfare benefit plans up through the date of termination. In addition, he shall receive the following amounts: a lump sum amount equal to his annual base salary paid to the officer over the previous twelve (12)-month period, plus a lump sum amount equal to his annual incentive cash bonus paid to the officer over the previous twelve (12)-month period.

                       DIRECTOR COMPENSATION

WESTSIDE BANK

      During 1998, the chairman of the board was paid $450 for each Board meeting attended and Messrs. Milligan and Wofford were paid $300 per meeting attended. The other directors of Westside Bank were paid $700 for each Board meeting attended. Other than Mr. Milligan, members of the loan committee and members of the executive committee are paid $200 for each meeting attended. Directors serving on other committees are paid $100 for each committee meeting attended, with the exception of Mr. Milligan. Beginning in May 1999, the chairman of the board shall be paid $500 for each Board meeting attended, Messrs. Milligan and Wofford shall be paid $350 per meeting attended and the other directors of Westside Bank shall be paid $750 for each Board meeting attended. Committee fees will remain the same.

EASTSIDE BANK

      During 1998, the chairman of the board of Eastside Bank was paid $450, and Messrs. Milligan and Thibadeau were paid $300 for each Board meeting attended and the other directors of Eastside Bank were paid $700 for each Board meeting attended. Directors who were not employees of Eastside Bank were paid $200 for each loan or executive committee meeting attended and $100 for each other committee meeting attended. Effective May, 1999, the chairman of the board shall be paid $500 and Messrs. Milligan and Thibadeau shall be paid $350 for each Board meeting attended and the other directors shall be paid $750 for each Board meeting attended. Committee fees will remain the same.

COMPANY

      During 1998, each director of the Company was paid $1,950.00 per calendar quarter for all services as a member of the Company's Board of Directors. The Company's directors were paid a total of $39,000 for such services in 1998. Beginning in May 1999 each director will be paid $2,050 per calendar quarter for their service as a member of the Company's Board of Directors.

                      SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information, as of March 31, 1999 (accounts for the .2858 stock split paid on April 22, 1999), regarding the ownership of common stock by all directors and executive officers of the Company as a group. Information regarding such ownership by each director and for each nominee for election at the Annual Meeting is set forth in the table appearing in "PROPOSAL - ELECTION OF CLASS II DIRECTORS OF THE COMPANY - Board of Directors."


------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                       AMOUNT AND NATURE OF                         PERCENT
                  NAME                                BENEFICIAL OWNERSHIP(1)                      OF CLASS
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
All directors and executive officers as                       382,851                                10.70%
of March 31, 1999 as a group (6
persons)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

NOTE TO TABLE
-------------

      (1) The information shown above is based upon information furnished to the Company by the named persons. Beneficial ownership as reported in the table above has been determined in accordance with rules promulgated under the 1934 Act.

                                MISCELLANEOUS

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      Mauldin & Jenkins served as the independent accountants for the year ended December 31, 1998, and performed an audit of the Company's 1998 financial statements which are included in the 1998 Annual Report to Shareholders which accompanies this Proxy Statement. The Company has selected Mauldin & Jenkins as its independent accountants for the 1999 fiscal year.

SOLICITATION OF PROXIES

      The cost of soliciting proxies for the Annual Meeting will be paid by the Company. The Company has not engaged any outside organizations or agents to assist in the solicitation of proxies.

2000 ANNUAL MEETING - SHAREHOLDER PROPOSALS

      Proposals of shareholders of the Company intended to be presented at the 2000 Annual Meeting must be received by the Company on or before December 31, 1999 to be included in the Company's Proxy Statement or Form of Proxy for the 2000 Annual Meeting of Shareholders.

      The management of the Company knows of no other matter which is to be presented for action at the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is intended that the shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.


                                       /s/ Edward C. Milligan

                                       Edward C. Milligan
                                      Chairman of the Board of Directors
                                      and Chief Executive Officer

Kennesaw, Georgia
April 29, 1999

                           FIRST STERLING BANKS, INC.
                                     PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 26, 1999

    The undersigned hereby appoints Edward C. Milligan, P. Harris Hines and Harry L. Hudson, Jr. or any one of them, as Proxies, with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all of the Common Stock of First Sterling Banks, Inc. (the "Company"), 1200 Barrett Parkway, Kennesaw, Georgia 30144, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at The Ashford Club, 400 Perimeter Center Terrace, 10th Floor, Atlanta, Georgia on May 26, 1999, at 5:00 p.m. local time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which are hereby acknowledged.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSAL

PROPOSAL: Election of Class II Directors. The election of the following named persons each to serve as a Class II Director for a three year term expiring at the 2002 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

/ /  For all the nominees listed below         / /  Withhold authority to vote for all
     (except as marked to the contrary below)       nominees listed below

(Instructions: To withhold authority to vote for any individual nominee or nominees, strike a line through the nominee's name or names listed below)

      Christopher H. Burnett, Ted A. Murphy and Benjamin H. Wofford, M.D.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

                                             If Stock is held in the name of
                                             more than one person, all holders
                                             should sign. Signatures should
                                             correspond exactly with the name or
                                             names appearing on the stock
                                             certificate(s). When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.
                                             DATED: ______________________, 1999
                                                (Be sure to date your Proxy)
                                             ___________________________________
                                                  Name(s) of Shareholder(s)
                                             ___________________________________
                                               Signature(s) of Shareholder(s)

      Please mark, date and sign this Proxy, and return it in the enclosed self-addressed return envelope. No postage is necessary.